BLACKROCK INTERNATIONAL VALUE TRUST
BlackRock International Value Fund
(the “Fund”)

Supplement dated May 1, 2010 to the
Prospectus, dated October 28, 2009

Effective May 1, 2010, the following changes are made to the Prospectus of the Fund.

The section captioned “Fund Overview – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
James Macmillan	2001	Managing Director of BlackRock, Inc.
Alex McDougall	2010	Director of BlackRock, Inc.
Robert Weatherston, CFA	2001	Director of BlackRock, Inc.

The section captioned “Details About the Funds – How Each Fund Invests –About the Portfolio Management of the International Value Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE INTERNATIONAL VALUE FUND

The Fund is managed by a team of financial professionals. James Macmillan, Alex McDougall and Robert Weatherston, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section captioned “Management of the Funds — Portfolio Manager Information — International Value Fund” is deleted in its entirety and replaced with the following:

International Value Fund

The International Value Fund is managed by a team of financial professionals led by James Macmillan, Alex McDougall and Robert Weatherston, CFA, who are jointly and primarily responsible for the day-today management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

James Macmillan	Responsible for the day-to-day management of the International Value Fund and each is responsible for the selection of its investments.	2001	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Alex McDougall	Responsible for the day-to-day management of the International Value Fund and each is responsible for the selection of its investments.	2010	Director of BlackRock, Inc. since 2006; Director of MLIM from 2002 to 2006.

Robert Weatherston, CFA	Responsible for the day-to-day management of the International Value Fund and each is responsible for the selection of its investments.	2001	Director of BlackRock, Inc. since 2006; Director of MLIM from 2005 to 2006; Vice President of MLIM from 1999 to 2005.

Shareholders should retain this Supplement for future reference.